SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 21, 2003

ACT Teleconferencing, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-27560	84-1132665
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1658 Cole Boulevard, Suite 130, Golden, Colorado		80401
(Address of principal executive offices)		Zip Code

(303) 235-9000

(Registrant’s telephone number)

Item 5. Other Events and Required FD Disclosure

On May 14, 2003, ACT Teleconferencing issued a press release announcing its first quarter 2003 financial results and completion of a $7 million subordinated debt financing. The press release is filed herewith as exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The Exhibit index on page 2 of this Form 8-K report lists the exhibits that are hereby filed.

Item 9. Regulation FD Disclosure

Pursuant to Item 12, ACT Teleconferencing is filing this 8-K.

On May 14, 2003, ACT Teleconferencing issued a press release announcing its first quarter 2003 financial results and completion of a $7 million subordinated debt financing. The press release is filed herewith as exhibit 99.1

The press release contains certain comparisons of revenues with prior periods that exclude revenues from Concert, a former client whose business has been discontinued. Concert generated a major portion of ACT’s revenues during the first two quarters of 2002. ACT’s management believes that excluding Concert revenues from comparisons of current revenues to prior-period revenues provides investors with an important measure to judge the current growth of ACT’s ongoing business. ACT’s management uses measures of period-to-period revenue growth excluding Concert for the same purpose.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACT TELECONFERENCING, INC. (Registrant)

Date: May 21, 2003	By:	/s/ GAVIN THOMSON
Gavin Thomson Chief Financial Officer

Exhibit Index

No.	Description

(All exhibits are filed electronically)

99.1	Press release dated May 14, 2003.

2